Other information	12 Months Ended
Dec. 31, 2022
Other information [Abstract]
Other information
Note 23.- Other information

23.1 Restricted Net assets

Certain of the consolidated entities are restricted from remitting certain funds to Atlantica Sustainable Infrastructure plc. as a result of a number of regulatory, contractual or statutory requirements. These restrictions are mainly related to standard requirements to maintain debt service coverage ratios and other requirements from the financing arrangements. At December 31, 2022, the accumulated amount of the temporary restrictions for the entire restricted term of these affiliates was $286 million.

The Company performed a test on the restricted net assets of consolidated subsidiaries in accordance with Securities and Exchange Commission Regulation S-X Rule 12-04 and concluded the restricted net assets did not exceed 25% of the consolidated net assets of the Company as of December 31, 2022. Therefore, separate financial statements of Atlantica Sustainable Infrastructure, plc. do not have to be presented.

23.2 Subsequent events

On February 22, 2023, the Company signed an agreement to terminate the operation and maintenance services performed by Abengoa to some of its solar assets in Spain. The transfer of employees from an Abengoa subsidiary to a Company’s subsidiary is expected to be effective on March 1, 2023.

On February 28, 2023, the Board of Directors of the Company approved a dividend of $0.445 per share, which is expected to be paid on March 25, 2023.